                                                                     Exhibit 3.8

[LOGO]         STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                       Office of the Secretary of State

               JAMES R. LANGEVIN, Secretary of State


                              Date: APRIL 4, 2000

                      SEMICONDUCTOR COMPONENTS INDUSTRIES
                             OF RHODE ISLAND, INC.
                                   (18 PAGES)


               A TRUE COPY WITNESSED UNDER THE SEAL OF THE STATE
                   OF RHODE ISLAND AND PROVIDENCE PLANTATIONS


                                           /s/ James R. Langevin

                                           Secretary of State
[SEAL OF THE STATE
 OF RHODE ISLAND]
                                        By /s/ Jeanne-Marie DiMasi
                                           -----------------------

Filing Fee $50.00                                                ID Number: 4094


[LOGO]          STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
                             Corporations Division
                             100 North Main Street
                      Providence, Rhode Island  02903-1335

                              BUSINESS CORPORATION

                                   ----------

                          ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                      (TO BE FILED IN DUPLICATE ORIGINAL)


Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Cherry Semiconductor Corporation

2. The shareholders of the corporation (or, where no shares have been issued, the board of directors of the corporation) on April 3, 2000, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [INSERT AMENDMENT(S)]
     (If additional space is required, please list on separate attachment)

          "FIRST: The name of the corporation is Semiconductor Components Industries of Rhode Island, Inc."

3. The number of shares of the corporation outstanding at the time of such adoption was 160,190; and the number of shares entitled to vote thereon was 160,190.

4. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:
     (If inapplicable, insert "none.")

                   Class                           Number of Shares
                   -----                           ----------------

                   None

 5. The number of shares voted for such amendment was 160,190; and the number of shares voted against such amendment was -0-.

 6. The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (If applicable, insert "none.")

                                             Number of Shares Voted
                                          ----------------------------
               Class                          For           Against
               -----                          ---           -------
               None
------------------------------------          ---           -------
------------------------------------          ---           -------
------------------------------------          ---           -------

 7. The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

                                   No change
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

 8. The manner in which such amendment effects a change in the amount of stated capital, and the amount (expressed in dollars) of stated capital as changed by such amendment, are as follows: (If no change, so state)

                                   No change
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

 9. As required by Section 7-1.1-57 of the General Laws; the corporation has paid all fees and franchise taxes.

10.  Date when amendment is to become effective upon filing
     (not prior to, nor more than 30 days after, the filing of these articles of amendment)

Date: April 3, 2000                    Cherry Semiconductor Corporation
                                     ------------------------------------
                                             Print Corporate Name

                                     By   /s/ Steven P. Hanson
    [Illegible]                        ----------------------------------
    APR 03 2000                        [x] President or [ ] Vice President
   By JMD 241349                                   (check one)

                                                      AND

                                     By   /s/ Judith A. Boyle
                                       ----------------------------------
                                       [x] Secretary or [ ] Assistant Secretary
                                                    (check one)

STATE OF ARIZONA
COUNTY OF MARICOPA

     In Phoenix, AZ, on this 3rd day of April, 2000 personally appeared before me Steven P. Hanson/Judith A. Boyle who, being by me first duly sworn, declared that he/she is the Pres./Sec. of the corporation and that he/she signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                 OFFICIAL SEAL
[Notary Stamp]   ANNMARIE KLEIN            /s/Annmarie Klein
             NOTARY PUBLIC-ARIZONA       ----------------------------------
                MARICOPA COUNTY          Notary Public
        My Comm. Expires Dec. 17, 2001   My Commission Expires: 17-Dec-2001
                                                               ------------

Filing fee: $20.00                                                      4-5-72

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                          MICRO COMPONENTS CORPORATION

     Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is CHERRY SEMICONDUCTOR CORPORATION (a close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended

     SECOND: The shareholders of the corporation on March 1, 1978, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [Insert Amendment(s)]

ARTICLE FIRST. of said Articles of Incorporation is hereby amended to change the name of Corporation to:

          "CHERRY SEMICONDUCTOR CORPORATION," (a close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended.)

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 160,190; and the number of shares entitled to vote thereon was 160,190.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert "none")

               Class                    Number of Shares
               -----                    ----------------

               None

     FIFTH: The number of shares voted for such amendment was 160,190; and the number of shares voted against such amendment was -0-.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert "none")

                                        Number of Shares Voted
                                       ------------------------
               Class                    For            Against
               -----                    ---            -------

               None




     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

               No change

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

               No change

Dated March 1, 1978           MICRO COMPONENTS CORPORATION

                              By  /s/ Alfred S. Budnick
                                 --------------------------------
                                             Its President

                              and /s/ Peter B. Cherry
                                  -------------------------------
                                             Its Secretary

STATE OF RHODE ISLAND)
                     ) Sc.
COUNTY OF PROVIDENCE )

     At Providence in said county on this 1st day of March, 1978, personally appeared before me Alfred S. Budnick, who, being by me first duly sworn, declared that he is the President of Micro Components Corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                       /s/ Charles S. Sokoloff
                                                       ------------------------
                                                             Notary Public

(NOTARIAL SEAL)

Filing fee: $20.00

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                          MICRO COMPONENTS CORPORATION

     Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is MICRO COMPONENTS CORPORATION

     SECOND: The shareholders of the corporation on February 26, 1974, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [Insert Amendment(s)]

          That Article FOURTH of the Articles of Incorporation be and hereby is amended to read as follows:

          "FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 250,000, such shares to have a par value of One Cent ($0.01) per share."

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 11,225; and the number of shares entitled to vote thereon was 11,225.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert "none")

               Class                    Number of Shares
               -----                    ----------------

               NONE

     FIFTH: The number of shares voted for such amendment was 11,225; and the number of shares voted against such amendment was NONE.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert "none")

                                        Number of Shares Voted
                                       ------------------------
               Class                    For            Against
               -----                    ---            -------

               NONE

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

               NO CHANGE

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

               NO CHANGE


Dated March 12, 1974          MICRO COMPONENTS CORPORATION


                              By  /s/ Selig Gertzis
                                  --------------------------------
                                  Selig Gertzis
                                  Its President


                              and /s/ Alfred S. Budnick
                                  --------------------------------
                                  Alfred S. Budnick
                                  Its Secretary

STATE OF RHODE ISLAND    )
                         ) SC.
COUNTY OF                )


     At Cranston in said county on this 12th day of March, 1974, personally appeared before me Selig Gertzis, who, being by me first duly sworn, declared that he is the President of Micro Components Corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                                  /s/ Stephen C. Soderland
                                                  ------------------------
                                                       Notary Public

                                                   My Commission Expires
                                                     [Illegible], 1976


(NOTARIAL SEAL)

Filing fee: $20.00

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                          MICRO COMPONENTS CORPORATION

     Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is
                          MICRO COMPONENTS CORPORATION

     SECOND: The shareholders of the corporation on February 13, 1973, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [Insert Amendment(s)]

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 10,925; and the number of shares entitled to vote thereon was 10,925.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert "none")

               Class                    Number of Shares
               -----                    ----------------

               None

     FIFTH: The number of shares voted for such amendment was 7,699; and the number of shares voted against such amendment was None.
Such action was taken without a meeting pursuant to the written consents of the Shareholders.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert "none")

                                        Number of Shares Voted
                                       ------------------------
               Class                    For            Against
               -----                    ---            -------

STATE OF RHODE ISLAND)
                     ) SC.
COUNTY OF PROVIDENCE )

     At Cranston in said county on this 24th day of May, 1973, personally appeared before me Alfred S. Budnick, who, being by me first duly sworn, declared that he is the Secretary of MICRO COMPONENTS CORPORATION that he signed the foregoing document as Secretary of the corporation, and that the statements therein contained are true.

                                                       /s/ Charles S. Sokoloff
                                                       ------------------------
                                                             Notary Public

(NOTARIAL SEAL)

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                              BUSINESS CORPORATION

                              --------------------

                       ORIGINAL ARTICLES OF INCORPORATION

                              --------------------

     The undersigned acting as incorporator(s) of a corporation under Chapter 7-1.1 of the General Laws, 1956, as amended, adopt(s) the following Articles of Incorporation for such corporation:

     FIRST. The name of the corporation is
                                           -------------------------------------

                          MICRO COMPONENTS CORPORATION
--------------------------------------------------------------------------------
(A CLOSE CORPORATION PURSUANT TO SECTION 7-1.1-51 OF THE GENERAL LAWS, 1956, AS AMENDED) (STRIKE IF INAPPLICABLE)

     SECOND. The period of its duration is (if perpetual, so state) PERPETUAL
                                                                    ---------

     THIRD. The purpose or purposes for which the corporation is organized are:

        To engage in any lawful business, act or activity for which corporations may be organized under the Rhode Island business corporation act.

     FOURTH. The aggregate number of shares which the corporation shall have authority to issue is:

     (a)  If only one class: Total number of shares 20,000

               (If the authorized shares are to consist of one class only, state the par value of such shares or a statement that all of such shares are to be without par value.)

     Such shares to have a par value of one cent (1 cent) per share.

                                       or

     (b)  If more than one class: Total number of shares

               (State (A) the number of the shares of each class thereof that are to have a par value and the par value of each share of each such class, and/or (B) the number of such shares that are to be without par value, and (C) a statement of all or any of the designations and the powers, preferences and rights, including voting rights, and the qualifications, limitations or restrictions thereof, which are permitted by the provisions of title 7 of the General Laws in respect of any class or classes of stock of the corporation and the fixing of which by the articles of association is desired, and an express grant of such authority as it may then be desired to grant to the board of directors to fix by vote or votes any thereof that may be desired but which shall not be fixed by the articles.)

     SIXTH. Provisions for the regulation of the internal affairs of the corporation: Any action required or permitted to be taken at a meeting of shareholders by law or by the certificate of incorporation or by the by-laws of this corporation may be taken without a meeting upon the written consent of such shareholders as would be entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon are present. The corporation is hereby authorized to make distributions to its shareholders out of its unreserved and unrestricted capital surplus in accordance with Section 7-1.1-41 of the General Laws, 1956, as amended.

     SEVENTH. The address of the initial registered office of the corporation is 1122 Industrial Bank Building, Providence, R.I. 02903 (add Zip Code)

STATE OF RHODE ISLAND )        In the   )     of WOONSOCKET
                      )                 )
COUNTY OF PROVIDENCE  )        City     )

in said county this            day of April, A.D. 1972 then personally appeared
before me Charles S. Sokoloff each and all known to me and known by me to be the parties executing the foregoing instrument, and they severally acknowledged said instrument by them subscribed to be their free act and deed.

                                             /s/ Dorothy A. Rapko
                                             --------------------------------
                                                  Notary Public

[LOGO]      STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
            Office of the Secretary of State

            JAMES R. LANGEVIN, Secretary of State

                     CERTIFICATE OF MERGER OR CONSOLIDATION
                                      INTO

           Semiconductor Components Industries of Rhode Island, Inc.
      --------------------------------------------------------------------

     I, JAMES R. LANGEVIN, Secretary of State of the State of Rhode Island and Providence Plantations, hereby certify that duplicate originals of Articles of [x] MERGER or [ ] CONSOLIDATION of

           Semiconductor Components Industries of Rhode Island, Inc. -------------------------------------------------------------------------------,

a Domestic Corporation                  , and
  --------------------------------------

                           Redbird Acquisition Corp.
-------------------------------------------------------------------------------,

a Domestic Corporation                  , and
  --------------------------------------

                                      N/A
-------------------------------------------------------------------------------,


-----------------------------------------, duly signed and verified pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, have been received in this office and are found to conform to law. The affixed is a duplicate original of the Articles of Merger or Consolidation.



                                                 WITNESS my hand and the seal of
                                                 the State of Rhode Island and
                                                 Providence Plantations this
                                                 1st day of May, 2000.

                                                     /s/ James R. Langevin

                                                     Secretary of State
[SEAL OF THE STATE
OF RHODE ISLAND]                                 By  /s/ Cathryn V. Villanis
                                                     ------------------------

Filing Fee: See Page 4                                          ID Number:  4094


[LOGO]

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS        Filed
                        OFFICE OF THE SECRETARY OF STATE            May 01 2000
                                                               By  CC#43 242880
                             CORPORATIONS DIVISION
                             100 NORTH MAIN STREET
                      PROVIDENCE, RHODE ISLAND 02903-1335

                    ARTICLES OF MERGER OR CONSOLIDATION INTO
                      (TO BE FILED IN DUPLICATE ORIGINAL)


           SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC.
--------------------------------------------------------------------------------
           (Insert full name of surviving or new entity on this line)

SECTION I:     TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

Pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, the undersigned entities submit the following Articles of [x] Merger or [ ] Consolidation (check one box only) for the purpose of merging or consolidating them into one entity.

a. The name and type (for example, business corporation, non-profit corporation, limited liability company, limited partnership, etc.) of each of the merging or consolidating entities and the states under which each is organized are:

                                                         STATE UNDER WHICH
NAME OF ENTITY                 TYPE OF ENTITY            ENTITY IS ORGANIZED
--------------                 --------------            -------------------
Redbird Acquisition Corp.      business corporation      Rhode Island
Semiconductor Components       business corporation      Rhode Island
  Industries of Rhode
  Island, Inc.

b. The laws of the state under which each entity is organized permit such merger or consolidation.

c.  The full name of the surviving or new entity is   Semiconductor Components
                                                   ---------------------------
    Industries of Rhode Island, Inc. which is to be governed by the laws of the
    --------------------------------
    State of Rhode Island
    ----------------------.

d. The attached Plan of Merger or Consolidation was duly authorized, approved, and executed by each entity in the manner prescribed by the laws of the state under which each entity is organized. (Attach Plan of Merger or Consolidation)

e. If the surviving entity's name has been amended via the merger, please state the new name:

             N/A
    ----------------------------------------------------------------------------

f. If the surviving or new entity is to be governed by the laws of a state other than Rhode Island, and such surviving or new entity is not qualified to conduct business in the State of Rhode Island, the entity agrees that: it may be served with process in Rhode Island in any proceeding for the enforcement of any obligation of any domestic entity which is a party to the merger or consolidation; it irrevocably appoints the Secretary of State as its agent to accept service of process in any action, suit, or proceeding; and the address to which a copy of such process of service shall be mailed to it by the Secretary of State is:


    ----------------------------------------------------------------------------

g. The future effective date (which shall be a date or time certain no more than thirty (30) days after the filing of the Articles of Merger or, in the case of a subsidiary merger, on or after the 30th day after the mailing of a copy of the agreement of merger to the shareholders of the subsidiary
    corporation) of the merger or consolidation is   upon filing   (if upon
                                                   ---------------
    filing, so state).


--------------------------------------------------------------------------------

SECTION II: TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING ENTITIES IS A BUSINESS CORPORATION PURSUANT TO TITLE 7, CHAPTER 1.1 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED.

a. If one or more of the merging or consolidating entities is a business corporation (except one whose shareholders are not required to approve the agreement under Section 7-1.1-67, or does not require shareholder approval pursuant to the laws of the state under which the corporation is organized, in which event that fact shall be set forth), state below as to each business corporation, the total number of shares outstanding entitled to vote on the Plan of Merger or Consolidation, respectively, and if the shares

Filing Fee: See Page 4                                           ID Number: 4094
                                                                            ----

[LOGO]          STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
                             Corporations Division                   FILED
                             100 North Main Street                MAY 01 2000
                      Providence, Rhode Island 02903-1335        BY CC#43242880

                    ARTICLES OF MERGER OR CONSOLIDATION INTO
                      (To Be Filed In Duplicate Original)


           Semiconductor Components Industries of Rhode Island, Inc.
--------------------------------------------------------------------------------
           (Insert full name of surviving or new entity on this line)

SECTION I:  TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

Pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, the undersigned entities submit the following Articles of [X] Merger or
[ ] Consolidation (check one box only) for the purpose of merging or consolidating them into one entity.

a. The name and type (for example, business corporation, non-profit corporation, limited liability company, limited partnership, etc.) of each of the merging or consolidating entities and the states under which each is organized are:

     Name of entity              Type of entity            State under which entity is organized
     --------------              --------------            -------------------------------------
Redbird Acquisition Corp.     business corporation                   Rhode  Island
Semiconductor Components      business corporation                   Rhode  Island
  Industries of Rhode
  Island, Inc.

b. The laws of the state under which each entity is organized permit such merger or consolidation.

c. The full name of the surviving or new entity is Semiconductor Components Industries of Rhode Island, Inc. which is to be governed by the laws of the State of Rhode Island.

d. The attached Plan of Merger or Consolidation was duly authorized, approved, and executed by each entity in the manner prescribed by the laws of the state under which each entity is organized. (Attach Plan of Merger or Consolidation)

e. If the surviving entity's name has been amended via the merger, please state the new name:

                                      N/A
     ---------------------------------------------------------------------------

f. If the surviving or new entity is to be governed by the laws of a state other than Rhode Island, and such surviving or new entity is not qualified to conduct business in the State of Rhode Island, the entity agrees that: it may be served with process in Rhode Island in any proceeding for the enforcement of any obligation of any domestic entity which is a party to the merger or consolidation; it irrevocably appoints the Secretary of State as its agent to accept service of process in any action, suit, or proceeding; and the address to which a copy of such process of service shall be mailed to it by the Secretary of State is:

     ---------------------------------------------------------------------------

g. The future effective date (which shall be a date or time certain no more than thirty (30) days after the filing of the Articles of Merger or, in the case of a subsidiary merger, on or after the 30th day after the mailing of a copy of the agreement of merger to the shareholders of the subsidiary corporation) of the merger or consolidation is upon filing (if upon filing, so state).

.................................................................................

SECTION II: TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING ENTITIES IS A BUSINESS CORPORATION PURSUANT TO TITLE 7, CHAPTER 1.1 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED.

a. If one or more of the merging or consolidating entities is a business corporation (except one whose shareholders are not required to approve the agreement under Section 7-1.1-67, or does not require shareholder approval pursuant to the laws of the state under which the corporation is organized, in which event that fact shall be set forth), state below as to each business corporation, the total number of shares outstanding entitled to vote on the Plan of Merger or Consolidation, respectively, and, if the shares

.................................................................................

SECTION IV: TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING
            ENTITIES IS A LIMITED PARTNERSHIP PURSUANT TO TITLE 7, CHAPTER 13 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED

a. The agreement of merger or consolidation is on file at the place of business of the surviving or resulting domestic limited partnership or other business entity and the address thereof is:

     ___________________________________________________________________________

b. A copy of the agreement of merger or consolidation will be furnished by the surviving or resulting domestic limited partnership or other business entity, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

.................................................................................

SECTION V: TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

                           Redbird Acquisition Corp.
          ___________________________________________________________
                                  Entity Name

By:  /s/ Judith A. Boyle                              Vice President
   ____________________________________     ____________________________________
         Name of person signing                    Title of person signing

By:  /s/ George H. Cave                                  Secretary
   ____________________________________     ____________________________________
         Name of person signing                    Title of person signing

STATE OF ARIZONA
COUNTY OF MARICOPA

     In Phoenix, AZ on this 5th day of April, 2000, before me personally appeared Judith A. Boyle & George H. Cave, who being duly sworn declared that he/she is the Vice Pres./Secretary of the above-named entity and that he/she signed the foregoing document as such authorized agent, and that the statements therein contained are true.

_____________________________________
[NOTARY STAMP]         OFFICIAL SEAL
              ANNMARIE KLEIN             /s/ ANNMARIE KLEIN
           NOTARY PUBLIC-ARIZONA         ___________________________________
              MARICOPA COUNTY            Notary Public
       My Comm. Expires Dec. 17, 2001    My Commission Expires: 17-Dec-2001 [AK]
_____________________________________

           Semiconductor Components Industries of Rhode Island, Inc.
          ___________________________________________________________
                                  Entity Name

By:  /s/ George H. Cave                               Vice President
   ____________________________________     ____________________________________
         Name of person signing                    Title of person signing

By:  /s/ Judith A. Boyle                                 Secretary
   ____________________________________     ____________________________________
         Name of person signing                    Title of person signing

STATE OF ARIZONA
COUNTY OF MARICOPA

     In Phoenix, AZ on this 5th day of April, 2000, before me personally appeared George H. Cave & Judith A. Boyle, who being duly sworn declared that he/she is the Vice Pres./Secretary of the above-named entity and that he/she signed the foregoing document as such authorized agent, and that the statements therein contained are true.

__________________________________________
[NOTARY STAMP]      OFFICIAL SEAL
                   ANNMARIE KLEIN             /s/ ANNMARIE KLEIN
                NOTARY PUBLIC-ARIZONA         __________________________________
                   MARICOPA COUNTY            Notary Public
            My Comm. Expires Dec. 17, 2001    My Commission Expires: 17-Dec-2001
__________________________________________

[LOGO]    STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

          Department of Administration
          DIVISION OF TAXATION
          One Capitol Hill
          Providence, RI 02908-5800               April 28, 2000



TO WHOM IT MAY CONCERN:

RE: REDBIRD ACQUISITION CORP.

     It appears from our records that the above named corporation has filed all the required Business Corporation Tax Returns due to be filed and paid all taxes indicated thereon and is in good standing with this Division as of this date regarding any liability under the Rhode Island Business Corporation Tax Law.

     This letter is issued pursuant to the request of the above named corporation for the purpose of:

                    A MERGER--CORPORATION IS THE NONSURVIVOR


                                                  Very truly yours,


                                                  /s/ R. Gary Clark
                                                  ---------------------------
                                                  R. Gary Clark
                                                  Tax Administrator


                                                  /s/ Edward J. Flanagan, Jr.
                                                  ---------------------------
                                                  Edward J. Flanagan, Jr.
                                                  Chief Revenue Agent
                                                  Corporations

                                   EXHIBIT A

                                 PLAN OF MERGER


     THIS PLAN OF MERGER (the "Plan"), is made and executed as of the     day
of April, 2000 by Redbird Acquisition Corp., a Rhode Island corporation (the "Parent Company"), Semiconductor Components Industries of Rhode Island, Inc. a Rhode Island corporation (the "Subsidiary"), and Semiconductor Components Industries, LLC, a Delaware limited liability company ("Components").

1.   Capital Structure and Ownership

     The Subsidiary has a total authorized capital stock consisting of 250,000 shares of common stock, of which 160,190 shares are issued and outstanding on the date hereof and held of record by the Parent Company.

     The Parent Company has a total authorized capital stock consisting of 8,000 shares of common stock, $1.00 par value, of which 100 shares are issued and outstanding on the date hereof and held of record by Components.

2.   Merger

     At the Effective Time (as hereinafter defined), the Parent Company shall, pursuant to Section 7-1.1-65 of the Rhode Island General Laws, be merged with and into the Subsidiary, which shall be the surviving corporation and shall continue in existence, on the terms and conditions hereinafter set forth. At the Effective Time, the separate existence of the Parent Company shall cease and the effect of the merger shall otherwise be as provided under Section 7-1.1-69 of the Rhode Island General Laws.

3.   Effective Time

     The effective time of the merger provided for herein shall be upon filing of the Articles of Merger with the Rhode Island Secretary of State (the "Effective Time").

4.   Conversion of Shares

     At the Effective Time of the merger of the Parent Company with and into the Subsidiary:

     a. Each share of the common stock of the Parent Company outstanding immediately prior to the Effective Time shall be converted into ten (10) shares of the common stock of the Subsidiary; and

     b. Each share of the common stock of the Subsidiary outstanding immediately prior to the Effective Time shall be canceled and retired and shall constitute authorized and unissued shares of common stock of the Subsidiary.

5.   The Surviving Corporation

     a. From and after the Effective Time until thereafter amended as provided by law, the Articles of Incorporation and Bylaws of the Subsidiary as in effect immediately prior to the merger shall be and continue to be the Articles of Incorporation and Bylaws of the Subsidiary.

     b. The persons who are directors and officers of the Subsidiary immediately prior to the merger shall, until otherwise changed in the manner provided by law, continue as the directors and officers of the Subsidiary following the merger, and shall hold office as provided in the Articles of Incorporation and Bylaws of the Subsidiary.

6.   Waiver of Mailing

     The Parent Company, as the sold shareholder of the Subsidiary, and Components, as the sole shareholder of the Parent Company, hereby waive mailing of a copy of the Plan and hereby agree that the Plan, the articles of merger and any other certificates or other instruments required by law to be recorded with respect to the Parent Company and the Subsidiary may be recorded in the appropriate offices in the State of Rhode Island at any time following the adoption of the Plan.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger as of the day and year first above written.


                                             REDBIRD ACQUISITION CORP.


                                             By: /s/ Judith A. Boyle
                                                 ----------------------------
                                                 Name:  Judith A. Boyle
                                                 Title: Vice President



                                             SEMICONDUCTOR COMPONENTS
                                             INDUSTRIES OF RHODE ISLAND, INC.


                                             By: /s/ George H. Cave
                                                 ----------------------------
                                                 Name:  George H. Cave
                                                 Title: Vice President

                   [HINCKLEY, ALLEN & SNYDER LLP LETTERHEAD]


Alexa Holmes
Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, New York 10006-1470

     Re: Semiconductor Components Industries of Rhode Island, Inc. and Redbird Acquisition Corp.

Dear Ms. Holmes:

     Enclosed please find copies of the documents which were filed with the Rhode Island Secretary of State on May 1, 2000 merging the above referenced corporations, with Semiconductor Components Industries of Rhode Island, Inc. as the survivor.

     If you need further assistance, do not hesitate to call.


                                                  Very truly yours,


                                                  /s/ Doris J. Alberg
                                                  ------------------------
                                                  Doris J. Alberg
                                                  Paralegal


Enclosures
cc: Stephen J. Carlotti, Esq.

Filing Fee $20.00                                              ID Number:______

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
[LOGO]                       Corporations Division
                             100 North Main Street
                      Providence, Rhode Island  02903-1335

                              BUSINESS CORPORATION

                                   ----------

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                OR REGISTERED AGENT, OR BOTH, BY THE CORPORATION

Pursuant to the provisions of Section 7-1.1-12 or 7-1.1-107 of the General Laws, 1956, as amended, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Rhode Island:

1. The name of the corporation is: Semiconductor Components Industries of Rhode Island, Inc.

2. The address of the registered office as PRESENTLY shown in the corporate records on file with the Rhode Island Secretary of State is:
   1500 Fleet Center, Providence, Rhode Island 02903

3. The address of the NEW registered office is:
   10 Weybosset Street, Providence, Rhode Island 02903

4. The name of the registered agent as PRESENTLY shown in the corporate records on file with the Rhode Island Secretary of State is:
   Gerald J. Petros

5. The name of the NEW registered agent is:
   C T Corporation System

6. The change of address of the registered office, or the appointment of a new registered agent, or both, as the case may be, shall become effective upon
   the filing of this statement, or on   upon filing
                                        ----------------------------------------
                                        (a date not prior to, nor more than 30
                                        days after, filing this statement)

7. The change was authorized by resolution duly adopted by its board of directors.


Date: 2/26/01        Semiconductor Components Industries of Rhode Island, Inc.
                     ----------------------------------------------------------
                                      Print Corporate Name


                                         By /s/ George H. Cave
                                            ------------------------------------
                                            Its President [ ]   or
                                            Its Vice President [ ]
  [FILED MAR 05, 2001]
  [By  CC#63 259977]


STATE OF ARIZONA
COUNTY OF MARICOPA


     In Phoenix, AZ, on this 26th day of February, 2001, personally appeared before me George H. Cave who, being by me first duly sworn, declared that he/she is the Vice President of the corporation and that he/she signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                                         /s/ Linda C. Pascale
                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:---------------



               Notary Public State of Arizona
[NOTARY SEAL]  Maricopa County
               Linda C Pascale
               Expires October 22, 2004